Exhibit 10.4

NeuroOne, Inc.

Subscription Agreement

THE SECURITIES OFFERED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Now, Therefore, the parties hereby agree as follows:

1.            Subscription.

(a)          The undersigned hereby agrees to purchase from NeuroOne, Inc., a Delaware corporation (the “Company”), the number of shares of common stock of the Company, par value $0.0001 per share (collectively, the “Shares”), set forth on the Subscriber Signature Page to this Subscription Agreement below, at the price of $_____ per Share, payable in full as described below in accordance with the terms and conditions of this Subscription Agreement. Contemporaneously with the execution of this Subscription Agreement, the undersigned is delivering to the Company the full purchase price for the Shares subscribed by the undersigned. This Subscription Agreement is not transferable or assignable by the undersigned.

(b)          Simultaneously with the execution of this Subscription Agreement, the undersigned will execute the Signature Page to Stockholders Agreement of the Company below, in substantially the form attached hereto as Exhibit A (the “Stockholders Agreement”). The undersigned acknowledges that he, she or it has reviewed the Stockholders Agreement and understands the terms and provisions contained therein, and acknowledges and agrees that, upon delivery of this Subscription Agreement and the Stockholders Agreement executed by the Company, the undersigned shall be bound by the terms therein. The Stockholders Agreement will have the effective date that is set forth in the fully executed Stockholders Agreement delivered to the undersigned.

2.            Acceptance, Rejection or Withdrawal of Subscription Offer. Acceptance by the Company of the undersigned’s offer to purchase Shares pursuant to this Subscription Agreement shall be evidenced by the Company’s delivery to the undersigned of this Subscription Agreement executed by the Company.

3.            Accredited Investor. The undersigned represents and warrants that the undersigned is an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D promulgated under the Act).

4.            Representations, Warranties and Agreements. The undersigned makes the following representations, warranties, acknowledgments and agreements in order to induce the Company to accept this subscription:

(a)          Information. The undersigned hereby acknowledges that the undersigned has reviewed to his, her or its satisfaction all documents and information requested by the undersigned, including: (i) all such financial statements, income statements, balance sheets, cash flows of the Company and its subsidiaries; (ii) the Company’s certificate of incorporation, the Company’s bylaws, the Stockholders Agreement and the Company’s capitalization table, including illustrations of the Company’s stockholders and respective positions both before and after the undersigned’s and others’ purchases of the Shares; and (iii) any other information and materials requested by the undersigned relating to the Company and its subsidiaries, its proposed activities and business, its capitalization, its management and key personnel and the offering and sale of the Shares of the Company (collectively, the “Documents”). The undersigned hereby acknowledges that the undersigned has read, is fully familiar with, and completely understands, the Documents, this Subscription Agreement, the Stockholders Agreement and any other documents and information that the undersigned deems material to making an investment decision with respect to the Shares. The undersigned has been provided such requested Documents at least 48 hours prior to the execution of this Subscription Agreement. The undersigned shall keep the Documents and other information the undersigned receives about the Company confidential.

(b)          Availability of Information. The Company has made all documents pertaining to the matters described in the Documents and the offering of the Shares of the Company available to the undersigned and has allowed the undersigned, or the undersigned’s representative, a reasonable opportunity to ask questions and receive answers concerning the terms and conditions of this subscription and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information provided to the undersigned.

(c)          No Other Representations. The undersigned has relied solely on the Documents and the documents and materials submitted with the Documents in making the decision to purchase the Shares subscribed for under this Subscription Agreement, and no representations or agreements, written or oral, other than those set forth in this Subscription Agreement and the Stockholders Agreement have been made to the undersigned, with respect to such purchase of Shares of the Company.

(d)          Reliance on Own Investigation and Advisors. The undersigned acknowledges that the undersigned has been advised to consult with the undersigned’s own legal advisor concerning the legal aspects of the Company and to consult with the undersigned’s tax advisor regarding the tax consequences of investing in the Company. The undersigned is not relying on the Company or any of its officers, directors, stockholders, executives, employees, advisors or other personnel for legal, accounting, financial or tax advice in connection with the undersigned’s evaluation of the risks and merits of an investment in the Company or of the consequences to the undersigned of such an investment.

(e)          Investment Intent. The Shares subscribed for under this Subscription Agreement will be acquired solely by, and for the account of, the undersigned (and not for other persons), for investment only, and are not being purchased with a view to, or for sale in connection with, a distribution of the Shares. The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer, assign or pledge to such person or anyone else all or any part of the Shares for which the undersigned subscribes, and the undersigned has no current plans or intentions to enter into any such contract, undertaking or arrangement.

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(f)          Resale Restrictions. The undersigned acknowledges that (i) the Shares have not been registered under the Act or the securities statutes of any state or other jurisdiction, (ii) the Shares have the status of securities acquired in a transaction under Section 4(2) of the Act, (iii) the Shares are “restricted securities” (as that term is defined in Rule 144(a)(3) under the Act), (iv) therefore, the Shares cannot be resold (and the undersigned covenants that the undersigned will not resell them) unless they are registered under applicable federal and state securities laws (including the Act) or unless exemptions from all such applicable registration requirements are available and (v) consequently, the undersigned must bear the economic risk of investment for an indefinite period of time. The undersigned will not sell or otherwise transfer any Shares (A) without (I) either the prior registration of the Shares under the Act and all other applicable statutes, or (II) applicable exemptions from the registration requirements of each of those statutes, (B) without compliance with the Documents, and (C) unless and until the Company has determined, by obtaining the advice of counsel or otherwise, that the intended disposition will not violate the Securities Act or any applicable state securities law. The undersigned understands that the Company has no obligation or intention to register the Shares under any federal or state securities act, law or regulation.

(g)          Economic Risk; Sophistication. The undersigned acknowledges and recognizes that an investment in the Company involves a high degree of risk in that (i) the undersigned may not be able to liquidate the investment, (ii) transferability may be extremely limited, (iii) there is currently no market for the Shares, nor is a market likely to develop, (iv) the undersigned could sustain the loss of the entire investment or part of the investment and (v) the Company is newly organized and has no financial or operating history.

(h)          Ability to Bear Risk. The financial condition of the undersigned is such that the undersigned has no need for liquidity with respect to the undersigned’s investment in the Shares to satisfy any existing or contemplated undertaking or indebtedness, and the undersigned has no need for a current return on the undersigned’s investment in the Shares. The undersigned is able to bear the economic risk of the undersigned’s investment in the Shares for an indefinite period of time, including the risk of losing all of the undersigned’s investment.

(i)          Sophistication; No Agency Review or Endorsement. The undersigned, either alone or with the undersigned’s representative, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment. The undersigned acknowledges and understands that no federal or state agency has passed upon the adequacy or accuracy of the information set forth in any document provided to the undersigned or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Shares as an investment.

(j)          Pre-Existing Relationship. The undersigned has a preexisting personal or business relationship with the Company or one of its officers, directors, executive, members, managers or controlling persons, or by reason of the undersigned’s business or financial experience or the business or financial experience of the undersigned’s professional advisors who are unaffiliated with, and who are not compensated by, the Company or any affiliate of the Company, directly or indirectly, and can be reasonably assumed to have the capacity to protect the undersigned’s own interests in connection with the transaction contemplated by this Subscription Agreement. Preexisting personal or business relationships include any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists.

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(k)          No General Solicitation. The undersigned acknowledges and represents that neither the Company nor any person acting on its behalf has offered or sold the Shares to the undersigned by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(l)          Status after Purchase; Information. The undersigned acknowledges and accepts that if the undersigned purchases the Shares, the undersigned will have only a minority interest in the Company with little, if any, control over the Company or its business and no right to become a director or officer of the Company. In addition, the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and, therefore, is not required to publish periodic information about its business or financial condition.

(m)          Responsibility for Determining Suitability of Investment. The undersigned is assuming full responsibility independently (i) to determine whether an investment in the Shares is suitable for the undersigned, (ii) to evaluate the undersigned’s potential purchase of the Shares and (iii) to obtain, verify and evaluate all material information necessary or desired by the undersigned to make the undersigned’s decision, including, without limitation, information concerning the Company and its subsidiaries, their officers, directors, stockholders, executives, employees and their related party transactions, their financial condition and needs, their business, their obligations, their stockholders and their rights, preferences and privileges and any potential issuance of additional securities.

(n)          Residence. The undersigned, at all times since the undersigned received a copy of the Documents, (i) if an individual, was, and is, a bona fide resident of the state set forth in his or her address on the Subscriber Signature Page to this Subscription Agreement below, and (ii) if an entity, had, and has, its principal office and principal place of business in the state set forth in its address on the Subscriber Signature Page to this Subscription Agreement below. If the state of the undersigned’s principal residence, or the state of the undersigned’s principal office or principal place of business, changes, or the undersigned’s address changes in any other respect, before the consummation of the undersigned’s purchase of the Shares subscribed for under this Subscription Agreement, the undersigned will promptly notify the Company, and if the change in the state of the undersigned’s principal residence, or the undersigned’s principal office or principal place of business, is to a state in which an offer and/or sale of Shares is prohibited by applicable law, any agreement to sell Shares to the undersigned, shall be deemed cancelled and the undersigned shall cease to be entitled to purchase Shares pursuant to such agreement. In making such representation and warranty, the undersigned understands that:

(i)          if the undersigned is an individual, the undersigned is deemed to be a resident of the state of the undersigned’s principal residence;

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(ii)         if the undersigned is a trust, partnership, limited liability company, corporation or other form of business organization, it is deemed to be a resident of the state where its principal office is located; and

(iii)        notwithstanding the foregoing, if the undersigned is a trust, partnership, limited liability company, corporation or other form of business organization that is organized for the specific purpose of acquiring the Shares, it is deemed to be a resident of the state of all of the beneficial owners of the undersigned.

(o)          Accuracy of Information about the Undersigned. All information that the undersigned has provided in this Subscription Agreement, including, without limitation, information concerning the undersigned and the undersigned’s financial condition, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information before the acceptance of the undersigned’s subscription for the Shares subscribed for under this Subscription Agreement, the undersigned will immediately so inform the Company. If the undersigned is a trust, partnership, limited liability company, corporation or other form of entity, it expressly undertakes to provide the Company with such information as it may reasonable require regarding any of its beneficial owners.

(p)          Authority; Binding Obligation. If the undersigned is a trust, partnership, limited liability company, corporation or other form of entity, (i) it has the right, power and authority to execute (and the signatory is duly authorized to execute, on its behalf) this Subscription Agreement, (ii) it has the right, power and authority to perform the terms of, this Subscription Agreement; (iii) its state of organization is as set forth on the Subscriber Signature Page to this Subscription Agreement below; (iv) this Subscription Agreement constitutes a valid, binding and enforceable agreement of the undersigned; and (v) it has been duly formed, is validly existing, and is in good standing in the state of its formation.

(q)          Cooperation in Regulatory Compliance. The undersigned will cooperate with the Company in any manner reasonably requested by the Company in connection with the Company’s and its direct and indirect subsidiaries’ compliance with regulatory requirements either now existing or arising during the time the undersigned is a stockholder of the Company.

(r)          Financial Capacity. The undersigned has cash on hand sufficient to satisfy all of its obligations under this Subscription Agreement.

(s)          Brokers and Finders. The undersigned is not a party to any agreement with any finder or broker, and the undersigned is not in any way obligated to any finder or broker for any commissions, fees or expenses in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby.

5.            Representations and Warranties of Company. The Company makes the following representations and warranties: The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement. The execution and delivery of this Subscription Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary company action. This Subscription Agreement has been validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to creditors’ rights and to general equity principles.

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6.            Indemnification. The undersigned shall indemnify, defend and hold harmless the Company and each stockholder, director, officer and employee thereof from and against any and all loss, damage, liability or expense, including attorneys’ fees and court costs, which they or any of them may suffer, sustain or incur by reason of, or in connection with, any misrepresentation or breach of warranty or agreement made by the undersigned under this Subscription Agreement or in connection with the further sale or distribution of the Shares purchased by the undersigned pursuant to this Subscription Agreement in violation of the Act or any other applicable law.

7.            Choice of Law. This Subscription Agreement, its construction and the determination of any rights, duties or remedies of the parties arising out of, or relating to, this Subscription Agreement shall be governed by the internal laws of the State of Delaware.

8.            Entire Agreement. The terms of this Subscription Agreement, together with the Stockholders Agreement, are intended by the parties as the final expression of their agreement with respect to the terms included in this Subscription Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding, representations, warranties, covenants or negotiations (whether oral or written).

9.            No Waiver. No waiver or modification of any of the terms of this Subscription Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision of this Subscription Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Subscription Agreement.

10.          Counterparts. This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

11.          Expenses. Each party shall pay all of the costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Subscription Agreement.

12.          Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive acceptance of the subscription.

13.          Gender and Number. Terms used in this Subscription Agreement in any gender or in the singular or plural include other genders and the plural or singular, as the context may require. If the Subscriber is an entity, all reference to “he,” “him” and “his” (and the corresponding feminine pronouns) shall be deemed to include “it” or “its.”

signatures on the following pages

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In Witness Whereof, the undersigned subscribes for [_______] Shares of the Company. This Subscription Agreement and the representations, warranties, acknowledgements and agreements contained in this Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

Executed at ____________________________________ as of October ____, 2016

(City)                          (State)

Entity Name (if applicable):
Signature:
Print Name:
Title (if applicable):

FOR COMPLETION BY ALL SUBSCRIBERS

Subscriber’s Mailing Address:	Subscriber’s Other Address:
(for formal notice)	(home, business or main office)

Attention:	Attention:
Phone No:	Phone No.:
Fax No.:	Fax No.:
E-mail:	E-mail:

FOR COMPLETION BY SUBSCRIBERS WHO ARE NATURAL PERSONS:

Subscriber’s Name:
(print or type)

Subscriber’s Signature
(signature)

Subscriber’s Social Security No:

FOR COMPLETION BY SUBSCRIBERS WHO ARE NOT NATURAL PERSONS:
(i.e., corporations, partnerships, limited liability companies, trusts or other entities)

Subscriber’s Name
(print or type)

By:
(signature of authorized representative)

Its:
(name and title of authorized representative)

Subscriber’s Tax Identification No.:

Subscriber Signature Page to
Subscription Agreement

Acceptance by the Company

Accepted as of October ____, 2016.

NeuroOne, Inc.

By:
Name:	Dave Rosa
Title:	Chief Executive Officer

Company Signature Page to
Subscription Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date set forth in the first paragraph hereof.

THE COMPANY:

NeuroOne, Inc.

By:
Name:	Dave Rosa
Title:	Chief Executive Officer

Signature Page to Stockholders Agreement of
NeuroOne, Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date set forth in the first paragraph hereof.

THE STOCKHOLDERS:

_________________________________

[_______________]

Signature Page to Stockholders Agreement of
NeuroOne, Inc.

Exhibit A

STOCKHOLDERS AGREEMENT OF
NEUROONE, INC.

[See attached]

A- 1